                                                                    EXHIBIT 99.1

                          GLOBALSANTAFE FLEET STATUS
                                 as of 2.7.02

                                                                                                                         ADDITIONAL
                                 RATED                                                                      DAYRATE      COMMITMENTS
                                 WATER                                              START    ESTIMATED        (IN         AND OTHER
RIG NAME                         DEPTH      RIG DESIGN     LOCATION      STATUS      DATE     END DATE    THOUSANDS)    INFORMATION*
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JACKUPS (45)
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
  Britannia                         200'   Bret           UK North     Contracted   early    early        mid $70s
                                           Engineering    Sea                       Oct 01   Jun 04

  Compact Driller                   300'   MLT 116-C      Thailand     Contracted   early    late         low $50s
                                                                                    Sep 01   Aug 02

  Galaxy I                          400'   F&G L-780      UK North     Contracted   early    late         high $90s    Followed by
                                           Mod VI         Sea                       Jul 01   Jul 02                    3-month
                                                                                                                       option in
                                                                                                                       high $90s

  Galaxy II                         400'   KFELS Mod VI   East Canada  Contracted   early    early        high $120s
                                                                                    Nov 01   Nov 03

  Galaxy III                        400'   KFELS Mod VI   UK North     Contracted   early    early        mid $140s
                                                          Sea                       Jun 01   Dec 02

  Galveston Key                     300'   MLT 116-C      Vietnam      Shipyard     mid      mid          upgrade      Followed by
                                                                                    Dec 01   Apr 02                    8-month
                                                                                                                       commitment
                                                                                                                       in high $60s

  Glomar Adriatic I                 300'   MLT 116-C      Nigeria      Contracted   early    mid          low $70s     Followed by
                                                                                    Feb 02   Mar 02                    2-month
                                                                                                                       upgrade;
                                                                                                                       followed by
                                                                                                                       2-year
                                                                                                                       commitment
                                                                                                                       in low $70s

  Glomar Adriatic II                350'   MLT 116-C      Gulf of      Committed    early    late         high $20s
                                                          Mexico                    Jan 02   Mar 02

  Glomar Adriatic III               350'   MLT 116-C      Trinidad     Contracted   mid      late         mid $40s     Followed by
                                                                                    Dec 01   Mar 02                    two 1
                                                                                                                       1/2-month
                                                                                                                       options in
                                                                                                                       mid $40s;
                                                                                                                       followed by
                                                                                                                       3-month
                                                                                                                       option in
                                                                                                                       mid $50s

  Glomar Adriatic IV                328'   MLT 116-C      Gulf of      Contracted   mid      mid          low $20s
                                                          Mexico                    Jan 02   Apr 02

  Glomar Adriatic V                 300'   MLT 116-C      Nigeria      Contracted   early    late         high $60s
                                                                                    Oct 01   Mar 03

  Glomar Adriatic VI                225'   MLT 116-C      UK North     Contracted   early    mid          low $70s
                                                          Sea                       Feb 02   Sep 02

  Glomar Adriatic VII               350'   MLT 116-C      Trinidad     Contracted   mid      mid          mid $40s
                                                                                    Sep 01   May 02


  Glomar Adriatic VIII              328'   MLT 116-C      Nigeria      Contracted   early    late         high $60s
                                                                                    Oct 01   Mar 03

  Glomar Adriatic IX                350'   MLT 116-C      Angola       Contracted   early    mid          mid $50s     Followed by
                                                                                    Jan 02   Mar 02                    2 1/2-month
                                                                                                                       contract in
                                                                                                                       mid $70s

  Glomar Adriatic X                 350'   MLT 116-C      Gulf of      Contracted   early    mid          high $10s    Followed by
                                                          Mexico                    Feb 02   Mar 02                    2-week
                                                                                                                       commitment
                                                                                                                       in mid $20s;
                                                                                                                       followed by
                                                                                                                       2 1/2-months
                                                                                                                       in shipyard

  Glomar Adriatic XI                225'   MLT 116-C      UK North     Contracted   early    mid          mid $50s     Followed by
                                                          Sea                       Dec 01   Mar 02                    2 1/2-month
                                                                                                                       contract in
                                                                                                                       low $60s;
                                                                                                                       followed by
                                                                                                                       2 1/2-month
                                                                                                                       contract in
                                                                                                                       mid $60s;
                                                                                                                       followed by
                                                                                                                       1 1/2-month
                                                                                                                       option in
                                                                                                                       low $70s;
                                                                                                                       followed by
                                                                                                                       3-month
                                                                                                                       option in
                                                                                                                       mid $70s

  Glomar Baltic I                   375'   MLT SUPER300   Trinidad     Contracted   mid      mid          high $70s    Followed by
                                                                                    Sep 01   Mar 02                    3-week
                                                                                                                       mobilization
                                                                                                                       to Nigeria;
                                                                                                                       followed by
                                                                                                                       2-year
                                                                                                                       commitment
                                                                                                                       in mid $70s

  Glomar High Island I              250'   MLT 82-SD-C    Gulf of      Contracted   late     early        high $10s
                                                          Mexico                    Jan 02   Mar 02


  Glomar High Island II             270'   MLT 82-SD-C    Gulf of      Contracted   late     mid          low $20s     Followd by
                                                          Mexico                    Jan 02   Feb 02                    3-month
                                                                                                                       commitment
                                                                                                                       in low $20s

  Glomar High Island III            250'   MLT 82-SD-C    Gulf of      Contracted   early    late         high $10s
                                                          Mexico                    Feb 02   Feb 02

  Glomar High Island IV             270'   MLT 82-SD-C    Gulf of      Contracted   late     late         high $10s
                                                          Mexico                    Dec 01   Feb 02

  Glomar High Island V              270'   MLT 82-SD-C    Gabon        Contracted   mid      mid          low $60s     Followed by
                                                                                    Jan 02   Mar 02                    1-month
                                                                                                                       contract in
                                                                                                                       mid $60s;
                                                                                                                       followed by
                                                                                                                       2 weeks in
                                                                                                                       shipyard;
                                                                                                                       followed by
                                                                                                                       2-month
                                                                                                                       contract in
                                                                                                                       low $60s

  Glomar High Island VII            250'   MLT 82-SD-C    Angola       Shipyard     mid      late                      Followed by
                                                                                    Jan 02   Feb 02                    8-month
                                                                                                                       commitment
                                                                                                                       in mid $50s

  Glomar High Island VIII           250'   MLT 82-SD-C    Gulf of      Shipyard     mid      mid                       Followed by
                                                          Mexico                    Dec 01   Feb 02                    1-month
                                                                                                                       contract in
                                                                                                                       high $10s

  Glomar High Island IX             250'   MLT 82-SD-C    Nigeria      Contracted   early    early        high $50s    Followed by
                                                                                    Jan 02   Jul 02                    6-month
                                                                                                                       option in
                                                                                                                       low $60s

  Glomar Labrador I                 300'   CFEMT-2000-C   Trinidad     Contracted   mid      mid          high $50s
                                                                                    Oct 01   Apr 02

  Glomar Main Pass I                300'   F&G L780-II    Gulf of      Contracted   mid      mid          low $60s
                                                          Mexico                    Jun 01   Feb 02

  Glomar Main Pass IV               300'   F&G L780-II    Gulf of      Contracted   late     late         low $20s
                                                          Mexico                    Jan 02   Apr 02

  Key Bermuda                       200'   Mitsui F550    Nigeria      Available    early
                                                                                    Feb 02

  Key Gibraltar                     300'   MLT 84-C       Vietnam      Contracted   early    late         mid $60s     Followed by
                                           (modified)                               Sep 01   Mar 03                    two 3-month
                                                                                                                       options in
                                                                                                                       mid $70s

  Key Hawaii                        300'   Mitsui 300-C   Saudi Arabia Contracted   early    late         low $30s
                                                                                    Mar 00   Feb 03

  Key Manhattan                     350'   MLT 116-C      Egypt        Contracted   late     mid          low $50s     Followed by
                                                                                    Jan 02   Mar 02                    2-week mob
                                                                                                                       to Tunisia;
                                                                                                                       followed by
                                                                                                                       9-month
                                                                                                                       contract in
                                                                                                                       mid $60s

  Key Singapore                     350'   MLT 116-C      Egypt        Shipyard     early    mid                       Repairs;
                                                                                    Dec 01   Feb 02                    followed by
                                                                                                                       4 1/2-month
                                                                                                                       contract in
                                                                                                                       high $50s;
                                                                                                                       followed by
                                                                                                                       1 1/2-month
                                                                                                                       upgrade

  Magellan                          350'   F&G L-780      UK North     Contracted   early    mid          low $100s    Followed by
                                           Mod V          Sea                       Sep 01   Feb 02                    13-month
                                                                                                                       contract in
                                                                                                                       low $110s

  Monarch                           350'   F&G L-780      UK North     Shipyard     late     mid                       Repairs;
                                           Mod V          Sea                       Jan 02   Mar 02                    followed by
                                                                                                                       33 1/2-month
                                                                                                                       contract in
                                                                                                                       mid $70s

  Monitor                           350'   F&G L-780      UK North     Contracted   early    late         mid $90s     Followed by
                                           Mod V          Sea                       Dec 01   Jun 02                    3-month
                                                                                                                       contract in
                                                                                                                       high $90s

  Parameswara                       300'   Baker          Indonesia    Contracted   early    mid          high $40s    Followed by
                                           Marine BMC                               Aug 01   Jun 02                    1 1/2 month
                                           300 IC                                                                      contract in
                                                                                                                       low $70s

  Rig 103                           250'   MLT 52-C       Qatar        Contracted   early    late         mid $50s
                                                                                    Oct 01   Sep 02

  Rig 105                           250'   MLT 52-C       Gulf of Suez Contracted   mid      mid          mid $30s
                                                                                    Dec 01   Dec 02

  Rig 124                           250'   Modec          Gulf of Suez Contracted   early    late         mid $30s
                                           200C-45                                  Feb 02   Jan 03

  Rig 127                           250'   F&G L-780      Qatar        Contracted   early    late         low $60s
                                           Mod II                                   Feb 02   Jan 03

  Rig 134                           300'   F&G L-780      Malaysia     Contracted   early    early        low $60s
                                           Mod II                                   Sep 01   Sep 03

  Rig 136                           300'   F&G L-780      Enroute      Mobilizing   early    late                      Followed by
                                           Mod II                                   Feb 02   Feb 02                    5 1/2-month
                                                                                                                       upgrade in
                                                                                                                       Indonesia

  Rig 141                           250'   MLT 82-SD-C    Gulf of Suez Contracted   early    late         mid $30s
                                                                                    Nov 01   Oct 02

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

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SEMISUBMERSIBLES (9)
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
  Aleutian Key                    2,300'   F&G            Equatorial   Shipyard     early    mid          upgrade      Followed by
                                           Enhanced       Guinea                    Jan 02   Feb 02                    1-month
                                           Pacesetter                                                                  contract in
                                                                                                                       high $50s

  Glomar Arctic I                 3,400'   F&G L-907      Gulf of      Contracted   late     early        mid $140s
                                                          Mexico                    Jun 01   Jul 02

  Glomar Arctic III               1,800'   F&G L-907      UK North     Contracted   early    late         mid $50s     Followed by
                                                          Sea                       Oct 01   Jun 02                    2-month
                                                                                                                       contract in
                                                                                                                       low $80s

  Glomar Arctic IV                1,800'   F&G L-907      UK North     Contracted   early    early        mid $60s
                                                          Sea                       Mar 01   Mar 02

  Glomar Celtic Sea               5,750'   F&G L-907      Gulf of      Contracted   early    mid          mid $100s
                                                          Mexico                    Feb 02   Mar 02

  Glomar Grand Banks              1,500'   AKER H-3.2     UK North     Contracted   early    mid          high $70s    Followed by
                                                          Sea                       Feb 02   May 02                    4-month
                                                                                                                       option in
                                                                                                                       high $80s

  Maersk Jutlander                1,200'   F&G L-907      Norway       Contracted   mid      mid          mid $120s    Followed by
                                                                                    Sep 01   Mar 02                    6-month
                                                                                                                       contract in
                                                                                                                       low $100s

  Rig 135                         2,400'   F&G 9500       UK North     Shipyard     early    late
                                           Enhanced       Sea                       Dec 01   Mar 02
                                           Pacesetter

  Rig 140                         2,400'   F&G 9500       UK North     Contracted   early    late         mid $70s     Followed by
                                           Enhanced       Sea                       Feb 02   Oct 02                    four 1-year
                                           Pacesetter                                                                  options at
                                                                                                                       market rate
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DRILLSHIPS (4)
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  Glomar C.R. Luigs               9,000'   GMDC           Gulf of      Contracted   mid      late         low $200s
                                                          Mexico                    Nov 01   Mar 03

  Glomar Explorer                 7,800'   GMDC           Gulf of      Contracted   mid      late         high $150s   Under
                                                          Mexico                    Feb 01   Oct 03                    contract to
                                                                                                                       late 2003

  Glomar Jack Ryan                8,000'   GMDC           Gulf of      Contracted   early    late         low $220s    Under
                                                          Mexico                    Jun 01   Sep 03                    contract to
                                                                                                                       late 2003

  Glomar R.F. Bauer               2,750'   GMDC           Equatorial   Contracted   early    late         high $80s
                                                          Guinea                    Feb 02   May 02
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PLATFORM (1)
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  Rig 82                         20,000'   National       UK North     Contracted            Evergreen    low $20s     Active
                                           1320-UE        Sea                                                          approximately
                                                                                                                       50% of the
                                                                                                                       year
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LAND RIGS (31)
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  Rig 92                         16,000'   National       Egypt        Contracted   late     mid          low $10s     Followed by
                                           1320-UE                                  Oct 01   Apr 02                    6-month
                                                                                                                       option in
                                                                                                                       low $10s

  Rig 94                         20,000'   Oilwell        Egypt        Contracted   mid      mid          low $10s
                                           E-2000                                   Oct 01   Oct 02

  Rig 97                         20,000'   Dreco          Venezuela    Contracted   mid      mid          low $20s     Followed by
                                                                                    Nov 00   Feb 02                    4 1/2-month
                                                                                                                       option in
                                                                                                                       low $20s

  Rig 102                        16,000'   National       Kuwait-Saudi Contracted   early    late         low $10s
                                           110-UE         PNZ                       Jun 01   Jun 02

  Rig 104                        20,000'   National       Egypt        Contracted   early    late         low $10s     Followed by
                                           1320-UE                                  Dec 01   Feb 02                    3-month
                                                                                                                       contract in
                                                                                                                       low $10s;
                                                                                                                       followed by
                                                                                                                       2-month
                                                                                                                       option in
                                                                                                                       low $10s

  Rig 119                        20,000'   Lee C. Moore   Venezuela    Contracted   mid      late         low $20s
                                                                                    Mar 01   Mar 02

  Rig 143                         6,500'   Ideco H 37     Egypt        Contracted   late     late         $5,000
                                           ED                                       Jul 01   Jul 02

  Rig 144                        30,000'   Emsco C3 111   Saudi Arabia Contracted   mid      mid          mid $10s     Followed by
                                                                                    Jun 01   Jul 03                    1-year
                                                                                                                       option in
                                                                                                                       high $10s

  Rig 146                        10,000'   Kremco 750     Kuwait       Contracted   early    early        mid $10s
                                                                                    Sep 01   Sep 04

  Rig 147                        16,000'   National       Kuwait       Available    early
                                           110-UE                                   Feb 02

  Rig 150                        11,500'   National       Oman         Contracted   early    early        mid $10s     Followed by
                                           80-UE                                    Oct 01   Oct 02                    1-year
                                                                                                                       contract in
                                                                                                                       mid $10s

  Rig 151                        11,500'   National       Oman         Contracted   mid      mid          mid $10s
                                           80-UE                                    Apr 00   Apr 03

  Rig 155                        30,000'   Oilwell        Kuwait       Contracted   early    early        high $10s
                                           E-3000                                   Sep 01   Sep 04

  Rig 157                        17,000'   Dreco          Saudi Arabia Contracted   mid      late         low $10s     Followed by
                                                                                    Oct 00   Sep 03                    1-year
                                                                                                                       option in
                                                                                                                       high $10s

  Rig 158                        25,000'   Oilwell        Kuwait       Contracted   early    early        high $10s
                                           E-2000                                   Sep 01   Sep 04

  Rig 159                         8,000'   Cooper         Oman         Available    early
                                           LTO-750                                  Feb 02

  Rig 160                        12,000'   Dreco 1250 E   Kuwait       Contracted   early    early        mid $10s
                                                                                    Sep 01   Sep 04

  Rig 161                        12,000'   Dreco 1250 E   Kuwait       Contracted   early    early        mid $10s
                                                                                    Sep 01   Sep 04

  Rig 169                        16,000'   National       Kuwait       Contracted   early    early        mid $10s     Followed by
                                           110-UE                                   Feb 00   Feb 02                    6-month
                                                                                                                       commitment
                                                                                                                       in mid $10s

  Rig 170                        14,000'   National       Kuwait       Available    early
                                           110-UE                                   Feb 02

  Rig 171                        10,000'   Oilwell        Kuwait-Saudi Contracted   early    late         low $10s
                                           660-E          PNZ                       Jul 01   Jul 02

  Rig 172                        10,000'   Oilwell        Kuwait       Contracted   early    early        low $10s
                                           660-E                                    Sep 01   Sep 04

  Rig 173                        30,000'   Dreco          Saudi Arabia Contracted   early    late         mid $10s     Followed by
                                                                                    Feb 01   May 03                    1-year
                                                                                                                       option in
                                                                                                                       high $10s

  Rig 174                        30,000'   Pyramid        Saudi Arabia Contracted   early    late         mid $10s     Followed by
                                                                                    Feb 01   Jul 03                    1-year
                                                                                                                       option in
                                                                                                                       high $10s

  Rig 176                        30,000'   Pyramid        Venezuela    Contracted   early    mid          mid $20s
                                                                                    Jul 01   Apr 02

  Rig 177                        30,000'   Dreco          Venezuela    Contracted   early    late         high $20s
                                                                                    May 01   May 02

  Rig 178                        20,000'   Pyramid        Venezuela    Contracted   early    late         high $10s
                                                                                    Jan 02   Apr 02

  Rig 179                        20,000'   Pyramid        Venezuela    Available    mid
                                                                                    Jan 02

  Rig 180                        30,000'   National       Kuwait       Contracted   mid      mid          low $20s     Followed by
                                           1625-UE                                  Sep 99   Sep 02                    6-month
                                                                                                                       option in
                                                                                                                       low $20s

  Rig 186                        20,000'   Lee C. Moore   Venezuela    Contracted   early    late         low $20s     Followed by
                                                                                    Feb 02   Nov 02                    1-month
                                                                                                                       option in
                                                                                                                       low $20s

  Rig 187                        20,000'   Lee C. Moore   Venezuela    Available    early
                                                                                    Feb 02
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
* Customer commitments referred to in this column are evidenced by formal contracts only when so noted. There is no implication or guarantee that present commitments not yet evidenced by contracts will result in contracts or that such contracts will be on terms identical to the commitments. In addition, the duration of commitments and contracts indicated in this column is, in some cases, an estimate based on the number of wells to be drilled pursuant to such commitments and contracts.